SCHWAB INVESTMENTS

Schwab Short-Term Bond Market Fund™

Schwab Total Bond Market Fund™

Schwab GNMA Fund™

Schwab® Treasury Inflation Protected Securities Index Fund

Schwab Intermediate-Term Bond Fund™

SCHWAB STRATEGIC TRUST

Schwab U.S. TIPS ETF™

Schwab Short-Term U.S. Treasury ETF™

Schwab Intermediate-Term U.S. Treasury ETF™

Schwab U.S. Aggregate Bond ETF™

(collectively, the Funds)

Supplement dated June 30, 2016, to all currently effective Prospectuses and SAIs

This supplement provides new and additional information beyond that contained in the above-referenced Prospectuses and SAIs and should be read in conjunction with the referenced Prospectuses and SAIs.

Effective immediately all references to Brandon Matsui in the Funds’ Prospectuses and SAIs are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG92460-00 (6/16)

00169413